INTERNATIONAL CARD ESTABLISHMENT, INC.
                          POST CLOSING ACKNOWLEDGEMENT

In connection with the September 13, 2004 closing of the $3,000,000 investment by Monarch Pointe Fund, Ltd., ( "Monarch") in International Card Establishment, Inc., (the "Company"), as evidenced by the Subscription Agreement, Certificate of Designations, Warrants to Purchase Common Stock and Registration Rights Agreement executed as of September 13, 2004, the parties acknowledge the following:

1. The schedule below sets forth the allocation of the Series A Preferred Stock, Warrants, Warrant exercise price, and monthly dividend payment between the Monarch and Mercator Advisory Group, LLC.

------------------- --------------------- ------------------- -----------------
                        MONARCH POINTE     MERCATOR ADVISORY         TOTAL
                          FUND, LTD.         GROUP, LLC
------------------- --------------------- ------------------- -----------------
PURCHASE PRICE           $     3,000,000                  --     $3,000,000
------------------- --------------------- ------------------- -----------------

PREFERRED SHARES                  30,000                  --         30,000
------------------- --------------------- ------------------- -----------------

WARRANTS @ $0.75               1,501,877             375,469      1,877,347
------------------- --------------------- ------------------- -----------------

WARRANTS @ $0.__               1,501,877             375,469      1,877,347
------------------- --------------------- ------------------- -----------------
DIVIDEND / MO            $        16,250                  --        $16,250
------------------- --------------------- ------------------- -----------------


2. The Ceiling Price for conversion of the Series A Preferred Stock is $0.47 per share.

3. The Company will initially include in the Registration Statement as Registrable Securities Eighteen Million Seven Hundred Fifty-Four Thousand Six Hundred Ninety-Three (18,754,693) shares of Common Stock.

                            Signature Page to Follow


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         IN WITNESS WHEREOF,  the parties have caused this Acknowledgement to be duly executed as September 13, 2004.

INTERNATIONAL CARD ESTABLISHMENT, INC.

By:
Name:
Title:

MERCATOR ADVISORY GROUP, LLC

By:
Name:    David Firestone
Title:   Managing Member


MONARCH POINTE FUND, LTD.


By: ___________________________
Name:    David Firestone
Title:   President